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                                                                   Exhibit 10(b)
                                    AMENDMENT
                                    ---------


         THIS AMENDMENT is dated this 24th day of September, 1997 by and between Moore U.S.A. Inc. ("Moore") and Angstrom Technologies, Inc. ("Angstrom").

         Moore and Angstrom are parties to an Agreement dated September 2, 1997, and are mutually desirous of further amending and modifying that Agreement as more particularly set forth in this Amendment.

         NOW THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. Schedule A is amended to reflect the addition of US patent 5,666,417 which issued September 9, 1997. A revised Schedule A is attached hereto.

         2. Except to the extent that the Agreement is modified by this Amendment, the Agreement continues in full force and effect and remains a valid and binding obligation on each of the parties thereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written above.

Moore U.S.A. Inc.                           Angstrom Technologies, Inc.

By: /s/ Michael C. Maier                    By:  /s/ Daniel A. Marinello
    --------------------                         -----------------------
Name:  Michael C. Maier                     Name:  Daniel A. Marinello
Title:  Assistant Secretary                 Title:  President & CEO